THE SHEFFIELD FUNDS, INC.
============================================================================



October 31, 1998

Dear Shareholder:
The Sheffield Funds have just completed one of their most challenging years since inception in 1990. As our fiscal year was reaching an end, the turmoil in global financial markets, particularly after the collapse of the Russian ruble, had recently climaxed in a "flight to quality" from which very few markets escaped undamaged. In a situation like that, equity and fixed income markets around the world simultaneously experience indiscriminate selling pressure and significant price declines. Few areas in the financial world escaped these major declines, although U.S. government securities and municipal bonds were two notable exceptions. In our domestic stock markets, earnings estimates and consumer confidence declined as fear of growing repercussions from the Asian (and other developing nations') financial crises began to impact corporate profitability. When domestic stock markets are at levels as high as they were before this recent market correction, investors are not very forgiving of anticipated earnings slowdowns. However, the very act of "slaughtering" a stock that offers the prospect of declining revenues for a few quarters plants the seeds of future out-performance when this picture begins to improve. What is called for is patience.

Our fiscal year ended with signs of restored investor confidence in light of the continued strength in most areas of the economy. The major exceptions to the overall trend were commodities-based businesses and industries that derive significant income from product and service sales to Asia and other developing markets.

TOTAL RETURN FUND
Philosophy
The Total Return Fund is a broadly diversified portfolio invested primarily in common stocks found within all economic sectors as illustrated in the chart on the right. Within each sector we select companies which are anticipated to experience increasing cash flow returns on their invested capital.

Furthermore, we seek out those companies experiencing faster earnings growth rates and faster dividend growth rates than the overall stock market. Growth rates alone, however, do not make for a superior investment opportunity, as one may frequently overpay for expected future growth. Our stock pricing model, therefore, aides us in determining whether the current price of a stock is reasonable relative to the company's expected future growth rates of cash flow and assets.


Industry Sector Analysis

   Basic Materials        4%
   Energy                10%
   Industrial            12%
   Conglomerates          4%
   Consumer Cyclical      7%
   Consumer Non-Cyclical 19%
   Technology            19%
   Financial             16%
   Utility                9%


Analysis
The Fund generated a total return of 3.5% for the fiscal year, well below the return of 22.0% generated by the S&P 500 Index. The table on the following page illustrates the Fund's cumulative annual results for the year.


Cumulative Annual Results

   1st Quarter    2.4%
   1st Half      15.4%
   3 Quarters     6.8%
   Full Year      3.5%


A variety of factors contributed to our performance disparity vis a vis the index, the more significant of which are described below:

1.  NARROWNESS OF MARKET
Many of the largest companies in the index have, for quite some time, sold at relatively high prices. The "value" approach to investing which we employ has, however, precluded our purchase of many of these stocks in spite of the fact that they have continued to be some of the market's top performers. According to our analysis, stock prices for many of these larger companies incorporate unreasonable assumptions for continued rapid earnings and asset growth. At times like this, money managers may tend to change their investment philosophy to accommodate holdings that appear to be where the "action" currently is. We believe that periodically changing one's investment philosophy to accommodate current market trends illustrates the lack of any philosophy whatsoever, akin to simply drifting with the changing tides.

Many articles during the course of the year have described the unusual narrowness of the market for winning stocks this past fiscal year. Our analysis of the S&P index on a size vs. performance basis reveals the following total return for the 12 months ending October 31, 1998:
	Largest market cap companies (top 5%)  48.8%
        Average mid-cap stock                   0.4%
        Average small-cap stock               -11.0%
In the large cap area, if a manager didn't own many of the largest 25 companies, underperformance relative to the S&P was all but guaranteed. The index return, calculated on the basis of all stocks being equally weighted, was 9.3%.


Top 15 Stock Holdings            % of Fund
        Ameritech Corp.             2.60%
        Wal-Mart Stores, Inc.       2.56%
        BankAmerica Corp.           2.32%
        Reliastar Financial Corp.   2.22%
        Xerox Corp.                 2.22%
        Bell Atlantic Corp.         2.19%
        Abbott Laboratories         1.98%
        Cisco Systems, Inc.         1.89%
        Williams Cos., Inc.         1.89%
        Schering-Plough Corp.       1.83%
        First Union Corp.           1.82%
        Honeywell, Inc.             1.80%
        Procter & Gamble Co.        1.79%
        Microsoft Corp.             1.76%
        Merck & Co., Inc.           1.73%
        TOTAL                      30.60%


2.  UNDERPERFORMING SECTORS
A second significant contributor to the Fund's underperforming the index was its ownership of stocks in the energy sector. The Fund has held disproportionately large positions (relative to the S&P 500 Index) in the energy sector throughout the year. It was our belief that the companies we owned would fare well in spite of the decline in oil prices that began in November 1997. We never envisioned, however, that the price of oil would drop from $20 a barrel at that time to $14.60 as of October 31, 1998 (prices have continued to decline subsequent to this date). The companies whose shares we held in the oil services areas are primarily involved in servicing existing oil and gas fields as well as providing technological services to lower the cost of finding and producing new reserves. It was our opinion that sales and earnings growth rates for these companies would hold up reasonably well in spite of the downward trend in the price of oil. The magnitude of the oil price decline and its persistence have, however, dramatically reduced the market value of all stocks in this sector. Contrarian investors with long-term investment horizons stand to reap major gains in these stocks when energy prices eventually turn around from today's levels.

The Total Return Fund's investments in industrial-related manufacturers have also been a major drag on performance this past year. While the Fund has owned shares in a diverse group of manufacturers serving many different industries, the Asian economic situation has been a significant source of declining earnings growth for many of these companies. For example, exports of agricultural products to Asian nations are down significantly this year, lowering the profits of domestic farmers, which in turn has reduced the sales rate for many farm machinery manufacturers.

Economic Analysis
On a per share basis, the Fund earned $0.28 from the receipt of interest and dividends during the past twelve months. These earnings were reduced by the Fund's operating expenses, which totaled $0.27 per share. The balance of $0.01 per share is described as the Fund's net investment income. Net investment income has continued to decline from past years as increases in the stock market have caused dividend yields to fall. Furthermore, during the past few years, many companies have increased purchases of their shares in the open market in lieu of larger dividend increases as a way to increase shareholder value. The Fund had also taken positions in a number of non-dividend paying stocks this past year, although such positions are generally kept at a minimum.

The Fund distributed $2.10 in capital gains in fiscal 1998 from its prior year's activities. This reduction in asset value was partially offset by realized and unrealized portfolio gains for the year totaling $0.57 per share.

The net effect of these activities on the net asset value (NAV) per share was to reduce the NAV by $1.52, while generating a 3.5% total return. The chart to the right compares the Fund's performance to that of the S&P 500 Index and the Consumer's Price Index (CPI).


COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE
TOTAL RETURN FUND, S&P 500 INDEX, AND CPI *

Average Annual Total Return
1 Year   5 Years   From Inception
3.50%    13.48%        12.53%

          Sheffield Total
   Year     Return Fund     S&P 500       CPI
   ----     -----------     -------       ---
   5/90       $10,000       $10,000     $10,000
  10/90        $8,824        $9,362     $10,357
  10/91       $12,465       $12,498     $10,659
  10/92       $13,062       $13,744     $11,001
  10/93       $15,229       $15,805     $11,303
  10/94       $14,877       $16,415     $11,598
  10/95       $17,306       $20,755     $11,917
  10/96       $21,174       $25,757     $12,290
  10/97       $27,694       $34,027     $12,546
  10/98       $28,663       $41,150     $12,701

* Past performance is not predictive of future performance.

INTERMEDIATE TERM BOND FUND
Philosophy
Our investment goals for this Fund are twofold. First, we seek to manage a portfolio of investment quality, intermediate-term corporate bonds utilizing a laddered maturity approach. Intermediate-term bonds have demonstrated a history of generating higher total returns with lower volatility over long periods of time than have long-term bonds. Our Fund seeks to participate in this investment phenomenon. A laddered maturity approach implies that bonds will be owned that mature in each year of the prescribed range of years. Second, we seek a modest degree of capital appreciation by investing a small portion of our assets in two other types of investments. The first type is convertible securities including convertible bonds and convertible preferred stocks. Second, we invest a modest portion of the Bond Fund's assets in higher-yielding common stocks. With these types of investments, the Fund anticipates that it will achieve a degree of capital appreciation sufficient to offset the impact of inflation.

Out of the broad universe of fixed- and variable-rate instruments traded in the marketplace, our Fund focuses primarily on investment-quality corporate bonds which typically mature in from one-to-ten years. We can, and do, buy bonds with maturity dates exceeding ten years as long as the average maturity of our entire bond portfolio does not exceed seven years. By concentrating on intermediate-term bonds rather than longer-term bonds, our Fund's current yield is never as high as it could be, but we avoid the greater volatility experienced by longer-term bonds when interest rates fluctuate. Our stock holdings are acquired for the purpose of obtaining long-term capital gains coupled with high dividend yields relative to the yield of the overall stock market. Our philosophy anticipates that the capital appreciation we seek from our stock and convertible security holdings will help to offset not only the operating expenses incurred by the Fund but also the impact of inflation over a three-to-five year period of time.

Performance
During the past twelve months, interest rates on U.S. Government and high quality municipal securities declined by approximately 1% along the entire yield curve, providing attractive returns to their holders. The picture was somewhat more complicated for investors in corporate debt securities. The flight to quality mentioned at the beginning of this report had a major impact on the prices of corporate bonds this past year. All corporate bonds offer higher current yields than do Treasuries of comparable maturity dates, due to the potential for default on the part of the corporate issuer. Investors are compensated for this default risk by receipt of a yield or risk premium over the yield of Treasury securities. The higher the default risk potential, the greater the premium the marketplace demands over the Treasury bond yield.

When markets panicked during August and September, corporate risk premiums jumped dramatically, with the greatest increase in yield coming from lower quality bonds. It was not uncommon during the height of that brief panic to see portions of the corporate bond market shut down due to lack of buyers. In some cases, declining bond prices actually failed to draw buyers at any price. This panic in the corporate bond market has been cited in the press as one of the reasons the Federal Reserve lowered the discount rate a second time in October.


Rating Mix

   AAA   3%
   AA   14%
   A    55%
   BBB  22%
   BB    6%


To summarize, interest rates have declined, which benefited bondholders, but risk premiums widened, which either reduced or eliminated the benefits of the decline in rates. The lower the quality of the bonds, or the greater their illiquidity in the marketplace, the more the yield spread widened. As a result, lower quality bonds experienced losses for the year and the highest quality corporate bonds realized gains, but not equal to the gains of Treasuries.

The Sheffield Bond Fund was affected to a minor extent by widening risk premiums but the impact was not significant due to the overall high quality of the bond portfolio. Thus the two conflicting currents of the past year - lower interest rates and higher risk premiums - came together to cause the Fund to modestly underperform its bond market proxy.

CONVERTIBLE SECURITIES
The Fund's holdings of convertible bonds underperformed the bond index during the past twelve months as the stocks which represent their underlying shares performed poorly during this time frame. Convertible bonds tend to be more volatile than other corporate bonds and their credit quality tends to be lower than that of other bonds we purchase. The performance of these convertible bonds reduced the total return of the Bond Fund by approximately 1%.

The equities owned in the Fund generated a total return of approximately 9.8%
- which benefited the overall performance of the entire Fund.

Economic Analysis
On a per share basis, the Fund earned $0.59 from the receipt of interest and dividends during the past twelve months. These earnings were reduced by the Fund's operating expenses, which totaled $0.15 per share. The balance of $0.44 per share is described as the Fund's net investment income.

The Fund distributed $0.21 in capital gains in fiscal 1998 from its prior year's activities. This reduction in asset value was partially offset by realized and unrealized portfolio gains for the year totaling $0.10 per share.

The net effect of these activities on the net asset value (NAV) per share was to reduce the NAV by $0.10, while creating a total return of 5.63%. The chart to the right compares the Fund's performance to that of the Lehman Brothers Corporate Intermediate Term Bond Index and the Consumer's Price Index (CPI).


COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE
INTERMEDIATE TERM BOND FUND, LEHMAN BROTHERS CORPORATE
INTERMEDIATE TERM BOND INDEX, AND CPI *

Average Annual Total Return
1 Year   5 Years   From Inception
5.63%     6.42%         6.47%

                           Lehman Brothers
             Sheffield        Corporate
            Intermediate     Intermediate
   Year    Term Bond Fund  Term Bond Index    CPI
   ----     -----------    ---------------    ---
   5/90       $10,000         $10,000       $10,000
  10/90        $9,986         $10,522       $10,357
  10/91       $11,431         $12,189       $10,659
  10/92       $12,320         $13,489       $11,001
  10/93       $13,396         $15,204       $11,303
  10/94       $13,071         $14,780       $11,598
  10/95       $14,756         $17,082       $11,917
  10/96       $15,883         $18,160       $12,290
  10/97       $17,308         $19,626       $12,546
  10/98       $18,282         $21,211       $12,701

* Past performance is not predictive of future performance.

YEAR 2000 ISSUES

The "Year 2000" issue is a result of using a two-digit date format rather than a four-digit format. The two-digit format could cause computer failures as the systems recognize a date using "00" as the year 1900 rather than the year 2000. The failure to recognize the year 2000 could have an adverse effect on the Funds.

The Funds have no computer systems of their own and, therefore, rely upon the computer systems of the Funds' Adviser and other service providers (software vendors, custodian, etc.). The Adviser is taking steps to insure that its computer systems will properly process and calculate year 2000 date-related information. The Adviser is also seeking assurances that similar steps are being taken by the Funds' other service providers. Although there can be no assurances that these steps will be sufficient to ensure that the Funds avoid adverse impacts from the year 2000, the Adviser believes that its computer systems that are critical to the Funds will process information with dates on or after January 1, 2000 properly in a timely manner.

Very truly yours,


Roger A. Sheffield, CFA
President


Caroline L. Scott, CFA
Treasurer



Sheffield Total Return Fund
Portfolio of Investments
October 31, 1998
-------------------------------------------------------------------
SHORT-TERM INVESTMENTS (0.5%)             PAR          VALUE
-------------------------------------------------------------------
UMB Bank Money Market
(cost - $136,319)                    $136,319       $136,319
                                                    --------

-------------------------------------------------------------------
COMMON STOCKS (92.2%)                                 SHARES
-------------------------------------------------------------------
AEROSPACE - 0.1%
Precision Castparts Corp.                 570        $25,080
                                                     -------

AUTO/TRUCK PARTS - 1.2%
Borg-Warner Automotive, Inc.            1,000         46,875
Magna International, Inc. - Class A     4,300        266,869
                                                     -------
                                                     313,744
                                                     -------

BANKING - 5.5%
BankAmerica Corp.                      10,546        606,395
Citigroup, Inc.                         1,375         64,625
First Union Corp.                       8,200        475,600
MBNA Corp.                             13,000        296,563
                                                     -------
                                                   1,443,183
                                                   ---------

BEVERAGES - SOFT DRINK - 1.4%
Coca-Cola Co.                           5,280        356,730
                                                     -------

BUILDING MATERIALS/CONSTRUCTION - 3.0%
Masco Corp.                            12,760        359,672
PPG Industries, Inc.                    7,600        435,100
                                                     -------
                                                     794,772
                                                     -------

CHEMICALS - 3.6%
   BASIC - 1.3%
   DuPont (E.I.) De Nemours & Co.       6,000        346,500
                                                     -------

   SPECIALTY - 2.3%
   Avery Dennison Corp.                 7,540        312,439
   Ecolab, Inc.                         9,790        292,476
                                                     -------
                                                     604,915
                                                     -------

COMPUTER HARDWARE - 3.3%
Cisco Systems, Inc.*                    7,845        494,235
SCI Systems, Inc.*                      9,000        355,500
                                                     -------
                                                     849,735
                                                     -------

COMPUTER SOFTWARE - 3.2%
Computer Associates International, Inc. 2,110         83,081
Microsoft Corp.*                        4,350        460,556
Unisys Corp.*                          11,330        301,661
                                                     -------
                                                     845,298
                                                     -------

DIVERSIFIED - 3.8%
AlliedSignal, Inc.                      8,800        342,650
Service Corp. International             7,140        254,362
Textron, Inc.                           5,200        386,750
                                                     -------
                                                     983,762
                                                     -------


--------------------------------------------------------------
COMMON STOCKS - CONTINUED              SHARES          VALUE
--------------------------------------------------------------
ELECTRICAL EQUIPMENT - 3.0%
Baldor Electric Co.                    15,000       $315,000
Honeywell, Inc.                         5,900        471,262
                                                     -------
                                                     786,262
                                                     -------

ELECTRONICS - 1.3%
Harris Corp.                            9,700        340,106
                                                     -------

ELECTRONICS - SEMICONDUCTOR - 3.2%
Applied Materials, Inc.*                7,000        242,812
Intel Corp.                             3,340        297,886
Linear Technology Corp.                 5,100        304,088
                                                     -------
                                                     844,786
                                                     -------

ENTERTAINMENT/LEISURE - 1.0%
Mattel, Inc.                            7,200        259,200
                                                     -------

FINANCIAL - MISC. - 3.8%
Franklin Resources, Inc.               11,100        419,719
Household International, Inc.           6,900        252,281
MGIC Investment Corp.                   8,000        312,000
                                                     -------
                                                     984,000
                                                     -------

FOOD PROCESSING - 2.8%
Hershey Foods Corp.                    4,710         319,397
Philip Morris Cos., Inc.               8,000         409,000
                                                     -------
                                                     728,397
                                                     -------

HOUSEHOLD/OFFICE FURNISHINGS - 1.4%
Leggett & Platt, Inc.                 16,000         374,000
                                                     -------

HOUSEHOLD PRODUCTS - 4.3%
Colgate-Palmolive Co.                  3,960         349,965
Newell Co.                             7,000         308,875
Procter & Gamble Co.                   5,275         467,827
                                                     -------
                                                   1,126,667
                                                   ---------

INSURANCE - 5.1%
Allstate Corp.                        10,000         430,625
Reliastar Financial Corp.             13,240         580,078
SunAmerica, Inc.                       4,530         319,365
                                                     -------
                                                   1,330,068
                                                   ---------

MANUFACTURING - 4.3%
Donaldson Co., Inc.                   12,000         218,250
Dover Corp.                           10,000         317,500
Illinois Tool Works, Inc.              6,030         386,674
Manitowoc Co., Inc.                    5,210         182,350
Parker Hannifin Corp.                    860          30,745
                                                   ---------
                                                   1,135,519
                                                   ---------


--------------------------------------------------------------
COMMON STOCKS - CONTINUED             SHARES           VALUE
--------------------------------------------------------------
MEDICAL - PHARMACEUTICAL - 6.7%
Abbott Laboratories                   11,000        $517,000
Johnson & Johnson                      3,700         301,550
Merck & Co., Inc.                      3,350         452,459
Schering-Plough Corp.                  4,650         478,369
                                                   ---------
                                                   1,749,378
                                                   ---------

MEDICAL PRODUCTS - 0.5%
Medtronic, Inc.                        2,160         140,400
                                                     -------

OFFICE EQUIPMENT - 4.5%
Diebold, Inc.                          7,345         229,531
Pitney Bowes, Inc.                     6,600         363,413
Xerox Corp.                            5,940         579,521
                                                    --------
                                                   1,172,465
                                                   ---------

OIL & GAS - 4.0%
Exxon Corp.                            5,650         404,681
Mobil Corp.                            4,510         341,351
Tosco Corp.                           10,500         294,656
                                                   ---------
                                                   1,040,688
                                                   ---------

OILFIELD EQUIPMENT/SERVICES - 2.0%
Global Marine, Inc.*                  16,000         198,000
National-Oilwell, Inc.*               18,000         285,750
Schlumberger Ltd.                        500          26,250
                                                     -------
                                                     510,000
                                                     -------

OTHER - 2.0%
S&P 500 Depository Receipt             4,800         528,000
                                                     -------

RETAIL - DEPARTMENT STORES - 2.6%
Wal-Mart Stores, Inc.                  9,680         668,525
                                                     -------

RETAIL - FOOD - 2.2%
Albertson's, Inc.                      6,000         334,500
Food Lion, Inc. - Class B             24,200         248,050
                                                     -------
                                                     582,550
                                                     -------

SAVINGS AND LOANS - 0.7%
John Hancock Bank & Thrift
   Opportunity Fund                   16,260         190,039
                                                     -------

UTILITIES - 11.7%
   ELECTRIC - 1.4%
   Duke Energy Corp.                   2,900         187,594
   Texas Utilities Co.                 3,800         166,250
                                                     -------
                                                     353,844
                                                     -------

   NATURAL GAS - 3.4%
   Columbia Energy Group               6,750         390,656
   Williams Cos., Inc.                18,024         493,407
                                                     -------
                                                     884,063
                                                     -------


--------------------------------------------------------------
COMMON STOCKS - CONTINUED             SHARES           VALUE
--------------------------------------------------------------
UTILITIES (CONT.)
   TELEPHONE - 6.9%
   Ameritech Corp.                    12,600        $679,613
   Bell Atlantic Corp.                10,760         572,298
   Cincinnati Bell, Inc.              11,870         307,878
   MCI Worldcom, Inc.*                 4,500         248,625
                                                   ---------
                                                   1,808,414
                                                   ---------


--------------------------------------------------------------
TOTAL COMMON STOCKS
(cost - $14,712,484)                             $24,101,090
--------------------------------------------------------------



--------------------------------------------------------------
CONVERTIBLE BONDS (4.8%)                 PAR           VALUE
--------------------------------------------------------------
Adaptec, Inc. 4.75% Conv. Sub.
   Notes 2/1/04                     $300,000        $230,625
CUC International, Inc. 3.0%
   Conv. Sub. Notes 2/15/02          150,000         122,438
Dura Pharmaceuticals, Inc. 3.5%
   Conv. Sub. Notes 7/15/02          475,000         334,875
National Data Corp. 5.0% Conv.
   Sub. Notes 11/1/03                300,000         279,000
Thermo Instrument Systems 4.5%
   Conv. Deb. 10/15/03               325,000         280,719
                                                     -------

--------------------------------------------------------------
TOTAL CONVERTIBLE BONDS
(cost - $1,501,841)                               $1,247,657
--------------------------------------------------------------


--------------------------------------------------------------
TOTAL INVESTMENTS (97.5%)
(cost - $16,350,644)                             $25,485,066
--------------------------------------------------------------


--------------------------------------------------------------
OPTIONS OUTSTANDING (0.2%)            SHARES           VALUE
--------------------------------------------------------------
OPTIONS PURCHASED
PeopleSoft, Inc. Call Apr/25           5,000         $16,250
Seagate Technology, Inc. Call Jan/25   9,000          31,500
                                                     -------
--------------------------------------------------------------
TOTAL OPTIONS OUTSTANDING
(Premiums paid - $74,050)                            $47,750
--------------------------------------------------------------

--------------------------------------------------------------
OTHER ASSETS, LESS LIABILITIES (2.3%)               $608,137
--------------------------------------------------------------

--------------------------------------------------------------
NET ASSETS (100%)                                $26,140,953
--------------------------------------------------------------

--------------------------------------------------------------
NET ASSET VALUE PER SHARE                             $16.95
                                                     =======
--------------------------------------------------------------

* Non-income producing.



SHEFFIELD INTERMEDIATE TERM BOND FUND
Portfolio of Investments
October 31, 1998
--------------------------------------------------------------
SHORT-TERM INVESTMENTS (0.9%)             PAR          VALUE
--------------------------------------------------------------
UMB Bank Money Market
(cost - $73,772)                      $73,772        $73,772
                                                     -------


--------------------------------------------------------------
COMMON STOCKS (11.1%)                  SHARES
--------------------------------------------------------------
AUTO - 1.2%
General Motors Corp.                    1,450        $91,622
                                                     -------

BANKING - 1.1%
JP Morgan & Co.                           900         84,825
                                                      ------

CHEMICALS - 1.8%
DuPont (E.I.) De Nemours & Co.          1,330         76,808
Minnesota Mining & Mfg. Co.               855         68,079
                                                     -------
                                                     144,887
                                                     -------

ELECTRICAL EQUIPMENT - 1.1%
Eastman Kodak Co.                       1,100         85,250
                                                      ------

FOOD PROCESSING - 1.6%
Philip Morris Cos., Inc.                2,475        126,534
                                                     -------

OIL & GAS - 2.0%
Chevron Corp.                             905         73,758
Exxon Corp.                             1,162         83,228
                                                     -------
                                                     156,986
                                                     -------

PAPER & FOREST PRODUCTS - 1.0%
International Paper Co.                 1,700         78,944
                                                     -------

UTILITIES - TELEPHONE - 1.3%
AT&T Corp.                              1,600        100,000
                                                     -------

--------------------------------------------------------------
TOTAL COMMON STOCKS
(cost - $553,158)                                   $869,048
--------------------------------------------------------------

--------------------------------------------------------------
CORPORATE BONDS AND NOTES (81.2%)         PAR          VALUE
--------------------------------------------------------------
AEROSPACE - 5.4%
Lockheed Martin Corp. 7.25%
   Guaranteed Notes 5/15/06          $100,000       $108,666
Raytheon Co. 6.5% Notes 7/15/05       300,000        314,205
                                                     -------
                                                     422,871
                                                     -------

BANKING - 13.5%
Banc One Corp. 7.25% Sub. Notes
   8/1/02                             250,000        264,633
BankBoston NA 7.0% Sub. Notes
   9/15/07                            170,000        176,485
Bankers Trust Corp. 7.375% Sub.
   Notes 5/1/08                        45,000         44,157
Chase Manhattan Corp. 7.125% Sub.
   Notes 2/1/07                       115,000        122,395
First Union National Bank 7.125%
   Sub. Notes  10/15/06               100,000        108,065



--------------------------------------------------------------
CORPORATE BONDS AND NOTES - CONTINUED     PAR          VALUE
--------------------------------------------------------------
BANKING  (CONT.)
MBNA Corp. 6.875% Sr. Notes
   6/1/05                            $250,000       $264,987
Wells Fargo & Co. 7.125% Sub.
   Notes 8/15/06                       70,000         75,658
                                                   ---------
                                                   1,056,380
                                                   ---------

COMMERCIAL SERVICES - 1.9%
Browning-Ferris Industries, Inc.
   6.375% Sr. Notes 1/15/08           150,000        150,136
                                                     -------

COMPUTER SYSTEMS - 1.3%
International Business Machines
   Corp. 6.375% Notes 6/15/00         100,000        102,566
                                                     -------

CONTAINERS - 3.2%
Crown Cork & Seal Co. 6.75%
   Notes 4/15/03                      250,000        252,325
                                                     -------

DIVERSIFIED - 2.0%
Service Corp. International 6.875%
   Notes 10/1/07                      150,000        156,014
                                                     -------

ELECTRICAL EQUIPMENT - 2.0%
Rockwell International Corp. 6.15%
   Notes 1/15/08                      150,000        155,607
                                                     -------

FINANCIAL SERVICES - 8.1%
Bear Stearns Co., Inc. 6.7% Sr.
   Notes 8/1/03                       200,000        203,848
Countrywide Funding Corp. 6.875%
   Med. Term Notes 9/15/05            200,000        205,898
Dean Witter Discover & Co. 6.3%
   Notes 1/15/06                      220,000        224,226
                                                     -------
                                                     633,972
                                                     -------

FOOD PROCESSING - 8.3%
Nabisco, Inc. 7.05% Notes 7/15/07     150,000        150,825
Philip Morris Cos., Inc. 6.375%
   Notes 2/1/06                       250,000        256,888
Tyson Foods, Inc. 6.08% Bonds
   2/1/00                             235,000        237,432
                                                     -------
                                                     645,145
                                                     -------

OIL & GAS - 3.2%
KN Energy, Inc. 6.8% Sr. Notes
   3/1/08                             250,000        250,953
                                                     -------

PERSONAL & BUSINESS CREDIT - 13.9%
Associate Corp. NA 6.375%
   Sr. Notes 10/15/02                 250,000        256,035
Ford Motor Credit Co. 6.125%
   Notes 1/9/06                        50,000         51,135
General Electric Capital Corp.
   6.5% Notes 11/1/06                 170,000        181,140
Household Finance Corp. 6.7%
   Notes 6/15/02                      180,000        185,690


--------------------------------------------------------------
CORPORATE BONDS AND NOTES - CONTINUED     PAR          VALUE
--------------------------------------------------------------
PERSONAL & BUSINESS CREDIT  (CONT.)
Sears Roebuck Acceptance Corp.
   6.75% Notes 9/15/05               $150,000       $158,831
Sears Roebuck Acceptance Corp.
   6.7% Notes 9/18/07                 240,000        252,751
                                                   ---------
                                                   1,085,582
                                                   ---------

RECREATION - 1.8%
ITT Corp. 6.75% Notes 11/15/05        150,000        136,423
                                                     -------

RETAIL - SPECIALTY - 0.7%
Fruit of the Loom, Inc. 7.875%
   Sr. Notes 10/15/99                  50,000         50,558
                                                      ------

UTILITIES - 15.9%
ELECTRIC & GAS - 1.9%
Baltimore Gas & Electric Co. 6.5%
   1st Ref. Mortgage Bonds 2/15/03    140,000        146,180
                                                     -------

NATURAL GAS - 2.6%
Williams Corp. 6.25% Deb. 2/1/06      200,000        205,472
                                                     -------

TELEPHONE - 11.4%
Airtouch Communication, Inc. 7.0%
   Notes 10/1/03                      150,000        158,739
GTE Hawaiian Telephone 6.75%
   1st Mortgage 2/15/05               300,000        316,779
GTE North, Inc. 6.375% Deb. 2/15/10   250,000        261,742
Pacific Bell 5.875% Deb. 2/15/06      154,000        157,256
                                                     -------
                                                     894,516
                                                     -------

--------------------------------------------------------------
TOTAL BONDS AND NOTES
(cost - $6,116,338)                               $6,344,700
--------------------------------------------------------------


--------------------------------------------------------------
CONVERTIBLE BONDS (5.7%)                  PAR          VALUE
--------------------------------------------------------------
Adaptec, Inc. 4.75% Conv. Sub.
   Notes 2/1/04                      $165,000       $126,844
Dura Pharmaceuticals, Inc. 3.5%
   Conv. Sub. Notes 7/15/02            75,000         52,875
National Data Corp. 5.0% Conv.
   Sub. Notes 11/1/03                 100,000         93,000
Thermo Instrument Systems 4.5%
   Conv. Deb. 10/15/03                200,000        172,750
                                                     -------

--------------------------------------------------------------
TOTAL CONVERTIBLE BONDS
(cost - $516,091)                                   $445,469
--------------------------------------------------------------


--------------------------------------------------------------
TOTAL INVESTMENTS (98.9%)
(cost - $7,259,359)                               $7,732,989
--------------------------------------------------------------

--------------------------------------------------------------
OTHER ASSETS, LESS LIABILITIES (1.1%)                $83,851
--------------------------------------------------------------

--------------------------------------------------------------
NET ASSETS (100%)                                 $7,816,840
--------------------------------------------------------------

--------------------------------------------------------------
NET ASSET VALUE PER SHARE                              $9.58
                                                       =====
--------------------------------------------------------------



Financial Statements
-------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES
OCTOBER 31, 1998
-------------------------------------------------------------------
                                    Sheffield      Sheffield
                                      Total       Intermediate
                                     Return        Term Bond
                                      Fund            Fund
                                    ---------      ----------
ASSETS:

Investments at value (cost of
   $16,424,694 and $7,259,359,
   respectively)                  $25,532,816     $7,732,989
Receivables:
   Interest                            17,542         98,574
   Dividends                           19,762            528
   Portfolio securities sold        1,129,913            ---
Prepaid insurance                       3,864            856
                                   ----------      ---------
     Total assets                  26,703,897      7,832,947
                                   ----------      ---------

LIABILITIES:

Investment securities purchased       518,040            ---
Accrued expenses                       44,904         16,107
                                      -------         ------
     Total liabilities                562,944         16,107
                                      -------         ------

NET ASSETS CONSISTING OF:

Undistributed net investment income    20,075         38,444
Accumulated net realized gain       2,991,208        149,573
Unrealized appreciation on
   investments                      9,108,122        473,630
Paid-in capital applicable to
   1,542,627 and 815,744 shares
   outstanding, respectively, of
   $.001 par value capital stock;
   5,000,000 shares authorized in
   each fund                       14,021,548      7,155,193
                                  -----------     ----------
     Net Assets                   $26,140,953     $7,816,840
                                  -----------     ----------

NET ASSET VALUE PER SHARE              $16.95          $9.58
                                       ======          =====

See accompanying notes to financial statements.


-------------------------------------------------------------------
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 1998
-------------------------------------------------------------------
                                    Sheffield      Sheffield
                                      Total       Intermediate
                                     Return        Term Bond
                                      Fund            Fund
                                    ---------      ----------
INVESTMENT INCOME:

   Interest                           $54,472       $456,332
   Dividends                          373,699         25,200
                                      -------         ------

     Total income                     428,171        481,532
                                      -------        -------
EXPENSES:

Investment advisory fee               281,552         77,897
Investment advisory fee waived            ---        (19,513)
Administration fee                     48,000         48,000
Administrative fee waived                 ---        (25,000)
Transfer agency fee                    10,000         10,000
Distribution expenses                   7,109          7,109
Custodian fees                         15,027          5,010
Registration and filing fees            2,212          1,913
Professional fees                      25,154          8,109
Directors fees                          4,800          4,800
Printing and postage                    2,424          2,460
Insurance expense                       9,828          2,293
   Other                                1,990            907
                                       ------          -----

     Total expenses                   408,096        123,985
                                      -------        -------


     Net investment income             20,075        357,547
                                    ---------      ---------


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain on
   investments                      3,134,872        149,564
Net loss on options                  (106,006)           ---
Net realized loss on futures           (3,930)           ---
Change in unrealized appreciation
   on investments                  (1,520,702)       (65,990)
                                   -----------       --------
     Net gain on investments        1,504,234         83,574
                                    ---------        --------

Net increase in net assets
   from operations                 $1,524,309       $441,121
                                   ==========       ========


-------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED OCTOBER 31, 1998 AND 1997
-------------------------------------------------------------------
                                        Sheffield Total
                                          Return Fund
                                   Year ended     Year ended
                                    10/31/98        10/31/97
                                    ---------      ---------

INCREASE (DECREASE) IN NET ASSETS:
Operations:
   Net investment income              $20,075        $50,449
   Net realized gain on
     investments                    3,134,872      3,217,997
   Net loss on options               (106 006)           ---
   Net realized loss on futures        (3,930)       (29,618)
   Change in unrealized
     appreciation on investments   (1,520,702)     4,138,787
                                   -----------     ---------
   Increase in net assets from
     operations                     1,524,309      7,377,615
                                    ----------     ---------


Dividends to shareholders from:
   Net investment income                  ---       (140,480)
   Realized gains                  (3,222,107)    (1,393,921)
                                   -----------    -----------
Total distributions to
   shareholders                    (3,222,107)    (1,534,401)
                                   -----------    -----------

Capital transactions:
   Proceeds from shares issued
     through exchange               1,106,283        607,700
   Proceeds from reinvestment
     of dividends                   2,748,803      1,534,401
   Proceeds from other shares
     sold                           3,012,819      3,921,020
   Cost of shares reacquired
     through exchange              (1,320,702)    (1,428,074)
   Cost of other shares reacquired (6,334,528)    (7,109,556)
                                   -----------    -----------
   Decrease in net assets from
     capital share transactions      (787,325)    (2,474,509)
                                     ---------    -----------

TOTAL INCREASE (DECREASE)          (2,485,123)     3,368,705
                                   -----------     ---------

NET ASSETS:
Beginning of period                28,626,076     25,257,371
                                  -----------    -----------
End of period                     $26,140,953    $28,626,076
                                  ===========    ===========

Capital transactions in number
     of shares:
   Shares issued through exchange      65,332         35,258
   Shares issued in connection
     with reinvestment of
     dividends                        167,202        101,281
   Other shares sold                  176,521        225,193
   Shares reacquired through
     exchange                         (70,956)       (85,920)
   Other shares reacquired           (344,960)      (407,410)
                                     ---------      ---------
   Net decrease in shares
     outstanding                       (6,861)      (131,598)
                                       =======      =========

See accompanying notes to financial statements.


-------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED OCTOBER 31, 1998 AND 1997
-------------------------------------------------------------------
                                     Sheffield Intermediate
                                         Term Bond Fund
                                   Year ended     Year ended
                                    10/31/98       10/31/97
                                   ----------     ----------

INCREASE (DECREASE) IN NET ASSETS:
Operations:
   Net investment income             $357,547       $361,056
   Net realized gain on investments   149,564        175,789
   Net realized loss on futures           ---        (4,672)
   Change in unrealized appreciation
     on investments                   (65,990)       145,812
                                      --------       -------
   Increase in net assets from
     operations                       441,121        677,985
                                      -------        -------


Dividends to shareholders from:
   Net investment income             (346,210)      (361,746)
   Realized gains                    (171,108)      (246,509)
                                     ---------      ---------

Total distributions to shareholders  (517,318)      (608,255)
                                     ---------      ---------

Capital transactions:
   Proceeds from shares issued
     through exchange               1,320,702      1,428,074
   Proceeds from reinvestment
     of dividends                     517,318        608,255
   Proceeds from other shares sold  2,186,219      2,349,300
   Cost of shares reacquired
     through exchange              (1,106,283)      (607,700)
   Cost of other shares reacquired (2,801,254)    (2,931,312)
                                   -----------    -----------
   Increase in net assets from
     capital share transactions       116,702        846,617
                                      -------        -------

TOTAL INCREASE                         40,505        916,347
                                       ------        -------

NET ASSETS:
Beginning of period                 7,776,335      6,859,988
                                   ----------     ----------
End of period                      $7,816,840     $7,776,335
                                   ==========     ==========

Capital transactions in number of shares:
   Shares issued through exchange     137,075        152,250
   Shares issued in connection
     with reinvestment of dividends    54,282         64,672
   Other shares sold                  227,176        247,558
   Shares reacquired through
     exchange                        (115,101)       (63,344)
   Other shares reacquired           (291,246)      (304,822)
                                     ---------      ---------
   Net increase in shares
     outstanding                       12,186         96,314
                                       ======         ======




-----------------------------------------------------------------------------
Financial Highlights
-----------------------------------------------------------------------------

For a share outstanding throughout the period.

                                            SHEFFIELD TOTAL RETURN FUND
                                            ---------------------------
                                               Year ended October 31,
                                   ------------------------------------------------------
                                     1998        1997        1996        1995        1994
                                   ------------------------------------------------------
Net asset value, beginning
   of period                       $18.47      $15.02      $12.86      $11.53      $12.71
                                   ------      ------      ------      ------      ------
Income from investment
   operations:
   Net investment income              .01         .03         .09         .11         .10
   Net gains (losses) on
     securities (both
     realized and unrealized)         .57        4.38        2.67        1.68       (.38)
                                      ---        ----        ----        ----       -----
Total from investment
   operations                         .58        4.41        2.76        1.79       (.28)
                                      ---        ----        ----        ----       -----

Less Distributions:
   Dividends (from net
     investment income)              ----        (.09)       (.11)       (.12)       (.11)
   Distributions (from
     realized gains)                (2.10)       (.87)       (.49)       (.34)       (.79)
                                   ------       -----       -----       -----       -----
Total distributions                 (2.10)       (.96)       (.60)       (.46)       (.90)
                                   ------       -----       -----       -----       -----
Net Asset Value, end of
   period                          $16.95      $18.47      $15.02      $12.86      $11.53
                                   ======      ======      ======      ======      ======

Total return                        3.50%      30.79%      22.36%      16.33%      -2.31%
Ratios/supplemental data:
Net assets, end of period
   (000's)                        $26,141     $28,626     $25,257     $21,565     $18,185
Ratio of expenses to average
   net assets                       1.45%       1.39%       1.44%       1.60%       1.50%
Ratio of net investment
   income to average net
   assets                            .07%        .18%        .66%        .90%        .83%
Portfolio turnover rate            49.62%      42.09%      57.17%      55.16%      51.25%

------------------------------------------------------------------------------------------

See accompanying notes to financial statements.


--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

For a share outstanding throughout the period.

                                            SHEFFIELD INTERMEDIATE TERM BOND FUND
                                            --------------------------------------
                                               Year ended October 31,
                                   ------------------------------------------------------
                                     1998        1997        1996        1995        1994
                                   ------------------------------------------------------
Net asset value, beginning
   of period                        $9.68       $9.70       $9.59       $9.06      $10.14
                                   ------      ------      ------      ------      ------

Income from investment
   operations:
   Net investment income              .44         .45         .46         .53         .48
   Net gains (losses) on
     securities (both
     realized and unrealized)         .10         .37         .24         .60       (.71)
                                      ---         ---         ---         ---       -----
Total from investment
   operations                         .54         .82         .70        1.13       (.23)
                                      ---         ---         ---        ----       -----
Less Distributions:
   Dividends (from net
     investment income)              (.43)       (.47)       (.47)       (.57)       (.45)
   Distributions (from
     realized gains)                 (.21)       (.37)       (.12)       (.03)       (.40)
                                     -----       -----       -----       -----       -----
Total distributions                  (.64)       (.84)       (.59)       (.60)       (.85)
                                     -----       -----       -----       -----       -----
Net Asset Value, end of
   period                           $9.58       $9.68       $9.70       $9.59       $9.06
                                    =====       =====       =====      ======      ======
Total return                        5.63%       8.97%       7.64%      12.89%      -2.42%

Ratios/supplemental data:
Net assets, end of period
   (000's)                          $7,817      $7,776      $6,860      $7,734      $9,284
Ratio of expenses to
   average net assets               1.59%*      1.69%*      1.86%*      1.78%*      2.08%*
Ratio of net investment
   income to average net
   assets                           4.59%       4.87%       4.87%       5.61%       5.01%
Portfolio turnover rate            35.31%      46.54%      33.65%      34.99%      30.38%

------------------------------------------------------------------------------------------

* Without the waiver of advisory and administration fees, the ratios of expenses to average net assets for the Intermediate Term Bond Fund would have been 2.16%, 2.28%, 2.47%, 2.03%, and 2.34% for the years ending
1998, 1997, 1996, 1995, and 1994, respectively.

See accompanying notes to financial statements.





Notes to Financial Statements
-----------------------------
NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES. The Sheffield Funds, Inc. (SFI) is registered under the Investment Company Act of 1940 as an open-end diversified management investment company. SFI consists of two separate funds, the Sheffield Total Return Fund (the "Total Return Fund") and the Sheffield Intermediate Term Bond Fund (the "Bond Fund"), each of which represents a separate portfolio of investments (collectively, "the Funds"). SFI commenced operations on April 2, 1990. The following is a summary of significant accounting policies followed by SFI:

A. SECURITY VALUATION - Equity securities listed or traded on a national securities exchange are valued at the last sale price on the day of valuation or, if no sale is reported, at the latest bid price. Bonds and other fixed income securities are valued on the basis of prices furnished by an independent pricing service. Convertible bonds are valued at the mean of bid and asked prices if available, or if not available, on the basis of prices furnished by an independent pricing service. Short-term obligations with maturities of sixty days or less are valued at amortized cost, which approximates market.

B. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes the amortization of discounts and premiums on the purchase of debt securities. Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are reported on an identified cost basis.

C. FUTURES CONTRACTS - The Funds may purchase financial futures contracts in order to invest excess cash or to provide liquidity for redemption requests. The Funds may sell financial futures as a means to reduce market risk. Upon entering into a futures contract, the Funds are required to deposit with a broker an amount ("initial margin") equal to a certain percentage of the purchase price indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Funds dependent on the daily fluctuations in the value of the unrealized gains and losses on the futures contracts. If the Funds enter into a closing transaction, the Funds will realize, for book purposes, a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. The Funds may be subject to risk upon entering into futures contracts resulting from the imperfect correlation of prices between the futures and securities markets. At October 31, 1998, there were no open futures contracts.

D. OPTIONS WRITTEN & PURCHASED - When the Funds write an option, an amount equal to the premium received by the Funds is recorded as a liability and is subsequently adjusted to the current market value of the option written. A covered call option entitles the holder to the right to buy the underlying security which the Funds own at any time during the option period at the stated exercise price. A put option entitles the holder to the right to sell the underlying security to the Funds at any time during the option period at the stated exercise price. Premiums received from writing options which expire unexercised are treated by the Funds on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Funds have realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Funds. The Funds as writer of an option bear the market risk of an unfavorable change in the price of the security underlying the written option.

The Funds may purchase put options on securities in order to protect the securities against a decline in market value. A purchased put option entitles the Funds to sell the underlying security at the option exercise price at any time during the option period. By purchasing a put option, the Funds are able to protect the unrealized gain in the appreciated underlying security without actually selling the security. Any losses realized by the Fund upon expiration of the put options are limited to the premiums paid for the purchase of such options plus any transaction costs.

The Funds may also buy call options on securities which they intend to purchase in order to limit the risk of a substantial increase in the market price of such securities. A call option entitles the Funds to the right to buy the underlying securities from the option writer at a stated exercise price. Any losses realized by the Funds upon expiration of the call options are limited to the premiums paid for the purchase of such options, plus any transaction costs.

E. FEDERAL INCOME TAXES - No provision for federal income taxes is required since each fund intends to continue to qualify as a regulated investment company and make distributions of investment income and net realized capital gain, if any, to relieve it from all federal income taxes.

At October 31, 1998, the aggregate cost of securities for federal income tax purposes for the Total Return Fund was $16,583,617 and net unrealized appreciation aggregated $9,108,122 of which $9,658,369 related to appreciated securities and $548,247 related to depreciated securities. The aggregate tax cost of securities for the Bond Fund was $7,259,359 and net unrealized appreciation aggregated $473,630, of which $567,089 related to appreciated securities and $93,459 related to depreciated securities.

F. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions are recorded by the Funds on the ex-dividend date. The primary reason for the difference between net investment income and realized gains and the related distributions relates to the regulatory timing and calculation of distribution.

G. USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2. INVESTMENT ADVISORY AND OTHER AGREEMENTS. Sheffield Investment Management, Inc. (SIMI) serves as the investment adviser, transfer agent and administrator for SFI. Pursuant to the terms of the Investment Advisory Agreement between SIMI and SFI, SIMI receives an investment advisory fee from each fund. This fee is accrued daily and paid monthly.

The fee is based on an annual rate of 1% of the first $50 million of each fund's net assets; .75% of the next $50 million of net assets and .6% of net assets in excess of $100 million. Beginning April 1, 1993, SIMI has been waiving advisory fees for the Bond Fund to a level of .75% of net assets. Total advisory fees waived during the year ended October 31, 1998, amounted to approximately $19,500.

SFI has entered into an Administrative Agreement with SIMI pursuant to which SIMI provides various administrative services required by the Funds. For its services, SIMI receives a fee from each fund at the annual rate of the greater of .15% of each fund's average daily net assets or the actual cost to SIMI to provide such services up to $48,000 per fund. During the year ended October 31, 1998, SIMI waived administrative fees to the Bond Fund amounting to $25,000.

In accordance with a Transfer Agency Agreement with SFI and SIMI, various services are provided to the stockholders of the Funds. These services include, in part, the processing of purchase and redemption requests, transfer and exchange requests, distributions and general stockholder inquiries. For its services SIMI receives from each fund a monthly fee at an annual rate of the greater of $10,000 per fund or $15 per stockholder account.

Alpha-Line Investments, Inc. (the Underwriter), an affiliate of SIMI, is the principal and underwriter for SFI pursuant to a Distribution Agreement. Each fund has agreed to pay the Underwriter, pursuant to a Rule 12b-1 Plan of Distribution, such amounts as necessary in order to reimburse distribution, maintenance, service cost, and overhead with respect to marketing the shares
of  each  fund.    The  total  allowable  amount  of  fund reimbursement to
the Underwriter is limited to .0625% per quarter of each fund's net asset value.

NOTE 3. SECURITIES TRANSACTIONS. For the year ended October 31, 1998, purchases and sales proceeds of securities, other than short-term and U.S. Government Securities, for each of the Funds were as follows:

         Total Return                Intermediate Term
            Fund                         Bond Fund
--------------------------      -------------------------
   Purchases       Sales          Purchases       Sales
   ---------       -----          ---------       -----
 $14,202,237    $16,174,118      $2,725,976    $2,686,766


For the year ended October 31, 1998, the Total Return Fund had the following transactions in written call options:

                        Number of
                        Contracts         Costs
                        ---------         -----
Options outstanding
   at October 31, 1997         12        $4,464
Options written               460       147,143
Options closed               (300)      (84,969)
Options expired              (127)      (41,930)
Options exercised             (45)      (24,738)
                              ----      -------
Options outstanding
   at October 31, 1998          0            $0
                                =            ==


For the year ended October 31, 1998, the Total Return Fund had the following transactions in written put options:

                        Number of
                        Contracts         Costs
                        ---------         -----
Options outstanding
   at October 31, 1997         0             $0
Options written               90         24,104
Options closed               (90)       (24,104)
Options outstanding
   at October 31, 1998         0             $0
                               =             ==

NOTE 4. RELATED PARTY STOCKHOLDERS. At October 31, 1998, the Sheffield Investment Management, Inc. Profit Sharing Plan owned 4,684 shares of the Bond Fund and 15,667 shares of the Total Return Fund. The President of SIMI and related family members owned 2,735 shares of the Total Return Fund.



REPORT OF INDEPENDENT ACCOUNTANTS
To the Shareholders and Board of Directors of The Sheffield Funds, Inc:
----------------------------------------------------------------------
In our opinion, the accompanying statements of assets and liabilities, including the portfolio of investments, of the Sheffield Total Return Fund and the Sheffield Intermediate Term Bond Fund of The Sheffield Funds, Inc.
(the "Fund"), and the related statements of operations and changes in net assets, and the financial highlights present fairly, in all material respects, the financial position of the Fund at October 31, 1998, the results of their operations for the year then ended, changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at October 31, 1988 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Atlanta, GA
December 7, 1998



The Sheffield Funds, Inc.
900 Circle 75 Parkway
Suite 750
Atlanta, Georgia  30339-3082
(770) 953-1597



LEGAL COUNSEL
Kilpatrick Stockton
Atlanta, Georgia  30309





CUSTODIAN
UMB Bank, n.a.
Kansas City, Missouri  64141





INDEPENDENT PUBLIC ACCOUNTANTS
PricewaterhouseCoopers LLP
Atlanta, Georgia  30309








This report is authorized for distribution only to shareholders and to others who have received a copy of the prospectus of The Sheffield Funds, Inc.



THE SHEFFIELD FUNDS, INC.
==============================================================================

ANNUAL REPORT
-------------
October 31, 1998


SHEFFIELD TOTAL RETURN FUND

SHEFFIELD INTERMEDIATE TERM BOND FUND















INVESTMENT ADVISOR
FUND ADMINISTRATOR
SHAREHOLDER SERVICING AGENT
---------------------------

Sheffield Investment Management, Inc.
900 Circle 75 Parkway, Suite 750
Atlanta, Georgia  30339-3082
(770) 953-1597